                                                                       EXHIBIT 1

                           THE LIPOSOME COMPANY, INC.

                              3,000,000 Shares/*/

                                  Common Stock

                                    FORM OF

                             UNDERWRITING AGREEMENT
                             ----------------------



                                 _______, 1995



HAMBRECHT & QUIST INCORPORATED
UBS SECURITIES INC.
c/o HAMBRECHT & QUIST INCORPORATED
One Bush Street
15th Floor
San Francisco, CA  94104

Ladies and Gentlemen:

          The Liposome Company, Inc., a Delaware corporation (the "Company"), proposes to issue 3,000,000 shares of the Company's authorized but unissued common stock, par value $.01 per share (the "Common Stock").

          Subject to the terms and conditions stated herein, the Company hereby agrees to sell to you (also referred to herein as the "Underwriters") and you hereby agree to purchase 3,000,000 shares of Common Stock (said 3,000,000 shares of Common Stock being herein called the "Underwritten Stock"), and the Company proposes to grant to you an option to purchase up to 450,000 additional shares of Common Stock (said 450,000 shares of Common Stock being herein called the "Option Stock" and, with the Underwritten Stock, herein collectively called the "Stock"). The Common Stock is more fully described in the Registration Statement and Prospectus hereinafter mentioned.

- -------------------------
/*/ Plus an option to purchase from the Company up to 450,000 additional shares of Common Stock to cover over-allotments.
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                                       2


          1.  Registration Statement.  The Company has filed with the Securities
              ----------------------
and Exchange Commission (herein called the "Commission") a registration statement on Form S-3 (No. 33-58169), including the related preliminary prospectus, for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Stock. Copies of such registration statement and of each amendment thereto, if any, including the related preliminary prospectus (meeting the requirements of Rule 430A of the rules and regulations of the Commission) heretofore filed by the Company with the Commission have been delivered to you.

          The term "Registration Statement" as used in this Agreement shall mean such registration statement, including all exhibits, financial statements and documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act and all information omitted therefrom in reliance on Rule 430A and contained in the Prospectus referred to below, in the form in which it became effective and, in the event of any amendment thereto after the effective date of such registration statement (herein called the "Effective Date"), shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended. The term "Prospectus" as used in this Agreement shall mean the prospectus, including the documents incorporated by reference therein, relating to the Stock first filed with the Commission pursuant to Rule 424(b) and Rule 430A or (if no such filing is required) as included in the Registration Statement and, in the event of any supplement or amendment to such prospectus after the Effective Date, shall also mean (from and after the filing with the Commission of such supplement or of the effectiveness of such amendment) such prospectus as so supplemented or amended. The term "Preliminary Prospectus" as used in this Agreement shall mean each preliminary prospectus, including the documents incorporated by reference therein, included in such registration statement prior to the time it becomes effective.

          The Registration Statement has been declared effective under the Securities Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The Company has caused to be delivered to you copies of each Preliminary Prospectus and has consented to the use of such copies for the purposes permitted by the Securities Act.

          2.  Representations and Warranties of the Company. The Company hereby
              ---------------------------------------------
represents and warrants as follows:

          (i) The Company meets the requirements for use of Form S-3 under the Securities Act.

          (ii) Each Preliminary Prospectus filed prior to the Effective Date bore the legends required by Item 501 of Regulation S-K of the Securities Act.
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                                       3

          (iii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and as being conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or earnings of the Company and its subsidiaries, taken as a whole).

          (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the business affairs or business prospects, properties, financial condition or earnings of the Company and its subsidiaries as a whole, whether or not arising from transactions in the ordinary course of business, other than as set forth in the Registration Statement and the Prospectus, and since such dates, except in the ordinary course of business, neither the Company nor its subsidiaries have entered into any material transaction not referred to in the Registration Statement and the Prospectus. Since such dates, no dividend or distribution of any kind has been declared or has been paid or made by the Company on its capital stock.

          (v) There are no outstanding options, warrants or other rights granted by the Company to purchase shares of its Common Stock or other securities, other than the Stock to be sold pursuant to this Agreement and as otherwise described in the Prospectus and, to the best of the knowledge of the Company, no such option, warrant or other right has been granted to any person, the exercise of which would cause such person to own more than 5 percent of its Common Stock outstanding immediately after the offering of the Stock, other than as might result from the sale of the Stock pursuant to this Agreement and as otherwise described in the Prospectus.

          (vi) No further approval or authority of the stockholders or shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Stock as contemplated herein.

          (vii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus; the Registration Statement and the Prospectus comply and, on the Closing Date (as hereinafter defined) and any later date on which shares of Option Stock are to be purchased, the Prospectus will comply in all material respects with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder; on the Effective Date, the Registration Statement did not contain any untrue statement of material fact and did not omit to state any material
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                                       4

     fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the date of its issuance, the Prospectus did not and, on the Closing Date and any later date on which shares of Option Stock are to be purchased, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of
                                                 --------  -------
     the representations and warranties in this subparagraph (vii) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of you expressly for use in the Registration Statement or the Prospectus.

          (viii) The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Securities Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and, when read together and with the other information in the Prospectus, at the time the Registration Statement became effective and at all times subsequent thereto up to the Closing Date (and, if any shares of Option Stock are purchased, up to the Date of Delivery), will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (ix) The execution and delivery of this Agreement, the issuance, sale and delivery of the Stock, the consummation by the Company of the transactions contemplated in this Agreement and in the Registration Statement and compliance by the Company with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will not conflict with, or result in a breach of, the respective Articles or Certificate of Incorporation or bylaws (or corporate documents of similar effect) of the Company or any of its subsidiaries, nor will the performance of this Agreement and the consummation of the transactions herein contemplated result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the property of any of them is bound or (b) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or over the properties of any of them; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions herein and therein contemplated, except such as may be required under the Securities Act or under the securities or Blue Sky laws of the various states, or by the National Association of Securities Dealers, Inc. (herein called the "NASD").

          (x) The Company had at the date indicated a duly authorized and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization", and the Common Stock conforms in all material respects to the description thereof contained or incorporated by reference in the Prospectus, and such description conforms in all material respects to the rights set forth in the instruments defining the same.

          (xi) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; no holder thereof is or will be subject to personal liability solely by reason of being such a holder, and none of the outstanding shares of Common Stock was issued in violation of the preemptive rights of any stockholder of the Company.

          (xii) The shares of Stock have been duly authorized and, when issued, sold and delivered against payment therefor as provided herein, such shares of Stock will be validly issued, fully paid and non assessable; no holder thereof will be subject to personal liability solely by reason of being such a holder; such shares of Stock will not be subject to the preemptive rights of any stockholder of the Company; and all corporate action required to be taken for the authorization, issuance and sale of the shares of Stock has been validly and sufficiently taken.

          (xiii) The Company owns, or possesses adequate rights to use, all material patents, patent rights, inventions, trade secrets, licenses, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights described or referred to in the Prospectus, or owned or used by it or which are necessary for the conduct of its business as described in the Prospectus (herein collectively called the "Information Property"). Except as disclosed in the Prospectus, the Company has not received any notice of infringement of, or notice from the holder of any Information Property or from any person having a proprietary interest in any Information Property of a conflict with asserted rights of others with respect to, any Information Property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business operations, financial condition, income or business prospects of the Company and its subsidiaries, taken as a whole.

          (xiv) The Company holds all material licenses, certificates and permits from state, federal and other regulatory authorities which are necessary for the conduct of its business; the Company is not in violation of its Articles or Certificate of Incorporation or bylaws (or corporate documents of similar effect). Neither the

     Company nor its subsidiaries are in default in the performance or observance of any provision of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound, or are in violation of any law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, the violation of which, or default in the performance or observance of which, would have a material effect on the business affairs or business prospects, properties, financial condition or earnings of the Company and its subsidiaries, taken as a whole.

          (xv) Except as set forth in the Prospectus, there is no action, suit or proceeding, at law or in equity, pending or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries by a private litigant, by any federal, state or other commission, board or agency or in any proceeding before any administrative agency, wherein any unfavorable result or decision could materially adversely affect the business affairs or business prospects, properties, financial condition or income or earnings of the Company or its subsidiaries, taken as a whole, or prevent consummation of the transactions contemplated hereby; and there are no contracts or documents of the Company which would be required to be filed as exhibits to the Registration Statement by the Securities Act and which have not been filed as exhibits to the Registration Statement.

          (xvi) The consolidated financial statements of the Company and its subsidiaries, together with related notes and schedules as set forth in the Registration Statement or incorporated by reference therein, present fairly the financial position and the results of operations of the Company and its subsidiaries on a consolidated basis, at the indicated dates and for the indicated periods, in accordance with generally accepted accounting principles. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein.

          (xvii) The Company and each of its subsidiaries have fulfilled their obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (herein called "ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in ERISA and such regulations and published interpretations) in which employees of the Company or any of its subsidiaries are eligible to participate, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations, and have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

          (xviii) No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the Securities Act, the securities or blue sky laws of the various states and the NASD), is required for the valid authorization, issuance and delivery of the Stock or the execution, delivery or performance of this Agreement by the Company.

          (xix) Coopers & Lybrand, who have certified certain of the financial statements filed with the Commission as part of or incorporated by reference in the Registration Statement, are independent public accountants with respect to the Company as required by the Securities Act.

          (xx) Except as set forth in the Registration Statement and the Prospectus, each of the Company and its subsidiaries has filed all necessary United States income tax returns and all necessary state income, franchise, sales and use tax returns as required by law or regulation, domestic or foreign, and has paid all taxes shown thereon as due, and each of the Company and its subsidiaries has no knowledge of any tax deficiency which has been or might be asserted against any of them which would materially and adversely affect any of the businesses or properties of the Company and its subsidiaries taken as a whole; to the knowledge of the Company all tax liabilities are adequately provided for on the books of the Company and its subsidiaries.

          (xxi) Neither the Company nor any subsidiary is involved in any labor dispute which, either individually or in the aggregate, could have a material adverse effect on the business or operations of the Company and its subsidiaries taken as a whole, nor, to the knowledge of the Company, is any such dispute threatened.

          (xxii) All material contracts, leases and agreements referred to in or filed as exhibits to the Registration Statement to which the Company or any subsidiary is a party, or by which the Company or any subsidiary is bound, are in full force and effect.

          3.  Purchase of the Stock by the Underwriters.  (a)  On the basis of
              -----------------------------------------
the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Underwritten Stock to you, and you agree to purchase from the Company the Underwritten Stock. The price at which the shares of Underwritten Stock shall be sold by the Company and purchased by you shall be $______ per share. Except as provided in paragraph (b) of this Section 3, your obligation is to purchase only the Underwritten Stock.

          (b) On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company hereby grants an option to you to purchase from the Company any or all of the 450,000 shares of Option Stock at the same price per share as you shall pay for the shares of Underwritten Stock. Said option may be exercised only to cover over-allotments in the sale of shares of Underwritten Stock by you and may be exercised in whole or in part at any time (but not more than once) on or before the thirtieth day after the date of this Agreement upon written or telecopied notice by you to the Company setting forth the aggregate number of shares of Option Stock as to which you are exercising the option. Delivery of certificates for shares of Option Stock, and payment therefor, shall be made as provided in Section 5 hereof.

          4.  Offering by the Underwriters.  (a)  The terms of the public
              ----------------------------
offering by you of the Stock to be purchased by you shall be as set forth in the Prospectus. You may from time to time change the public offering price after the closing of the public offering, but not the consideration to be paid to the Company for the Stock, and increase or decrease the concessions and discounts to dealers as you may determine.

          (b) The information set forth in the last paragraph on the front cover page of the Prospectus, the statement with respect to stabilization set forth on the inside front cover page of the Prospectus and the information under "Underwriting" in the Registration Statement, any Preliminary Prospectus, and the Prospectus filed by the Company (insofar as such information relates to you) constitutes the only information furnished by you to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement, and you represent and warrant to the Company that the statements made therein are correct.

          5.  Delivery of and Payment for the Stock.  (a)  Delivery of
              -------------------------------------
certificates for shares of Underwritten Stock and shares of Option Stock (if the option granted by Section 3(b) hereof shall have been exercised not later than 10:00 a.m., New York City time, on the date two business days preceding the Closing Date (as hereinafter defined)), and payment therefor, shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, at 10:00 a.m., New York City time, on the fifth business day after the date of this Agreement, or at such time on such other day, not later than seven full business days after such fifth business day, as shall be agreed upon in writing by the Company and you. The date and hour of such delivery and payment are herein called the "Closing Date".
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                                       9

          (b) If the option granted by Section 3(b) hereof shall be exercised after 10:00 a.m., New York City time, on the date two business days preceding the Closing Date, delivery of certificates for shares of Option Stock, and payment therefor, shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, at 10:00 a.m., New York City time, on the third business day after the exercise of such option.

          (c) Payment for the Stock purchased from the Company shall be made to the Company or its order by certified or official bank check or checks payable in New York Clearing House funds. Such payment shall be made upon delivery of certificates for the Stock to you against receipt therefor signed by you. The certificates to be delivered to you shall be registered in such name or names and shall be in such denominations as you may request at least three business days before the Closing Date, in the case of shares of Underwritten Stock, and at least 24 hours (or one full business day) prior to the purchase thereof, in the case of shares of Option Stock. The certificates will be made available to the Underwriters for inspection, checking and packaging at the office of Lewco Securities Corporation, 2 Broadway, New York, New York 10004, not less than one full business day prior to the Closing Date or, in the case of shares of Option Stock, by 12:00 p.m., New York City time, on the business day preceding the date of purchase.

          6.  Further Agreements of the Company.  The Company covenants and
              ---------------------------------
agrees as follows:

          (a) The Company will (i) prepare and timely file with the Commission under Rule 424(b) a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A and (ii) not file any amendment to the Registration Statement or supplement to the Prospectus (including documents incorporated by reference in such Prospectus) of which you shall not have previously been advised and furnished with a copy or to which you shall have reasonably objected in writing or which is not in compliance with the Securities Act or the rules and regulations of the Commission.

          (b) The Company will promptly notify you in the event of (i) the request by the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, (iii) the institution or notice of intended institution of any action or proceeding for that purpose, (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Stock for sale in any jurisdiction or (v) the receipt by it of notice of the initiation or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of such a stop order and, if such an order shall at any time be issued, to obtain the withdrawal thereof at the earliest possible moment.

          (c) The Company will (i) on or before the Closing Date, deliver to you one signed copy of the Registration Statement as originally filed and of each amendment thereto filed prior to the time the Registration Statement became effective and, promptly upon the filing thereof, one signed copy of each post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto and documents filed therewith, including documents incorporated by reference into the Prospectus, unless previously furnished to you), and will also deliver to you a sufficient number of additional conformed copies of each of the foregoing (but without exhibits) as you may reasonably request, (ii) as promptly as possible deliver to you, at such office or offices as you may designate, as many copies of each Preliminary Prospectus and the Prospectus as you may reasonably request, and (iii) thereafter from time to time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, likewise deliver to you as many additional copies of the Prospectus and as many copies of any supplement to the Prospectus and of any amended prospectus, filed by the Company with the Commission, as you may reasonably request for the purposes contemplated by the Securities Act.

          (d) If at any time during the period in which the Prospectus is required by law to be delivered by an Underwriter or dealer any event relating to or affecting the Company or any of its subsidiaries, or of which the Company shall be advised in writing by you, shall occur as a result of which it is necessary, in the opinion of counsel for the Company or your counsel, to supplement or amend the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser of the Stock, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended Prospectus so that the Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time such Prospectus is delivered to such purchaser, not misleading. If, after the initial public offering of the Stock by you and during such period in which the Prospectus is required by law to be delivered by an Underwriter or dealer, you shall propose to vary the terms of the offering thereof by reason of changes in general market conditions or otherwise (provided,
                                                                  --------
     however, that the price to be paid to the Company for the Stock shall not
     -------
     be varied), you will advise the Company in writing of the proposed variation, and, if in the opinion of either counsel for the Company or your counsel such proposed variation requires that the Prospectus be supplemented or amended, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended Prospectus setting forth such variation. The Company authorizes you and all dealers to whom any of the Stock may be sold by you to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Stock in accordance with the applicable provisions of the Securities Act and the applicable rules and regulations thereunder for such period.

          (e) Prior to the filing thereof with the Commission, the Company will submit to you, for your information, a copy of any post-effective amendment to the Registration Statement and any supplement to the Prospectus or any amended prospectus proposed to be filed.

          (f) The Company will cooperate, when and as requested by you, in the qualification of the Stock for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States as you may reasonably request and, during the period in which the Prospectus is required by law to be delivered by an underwriter or dealer, in keeping such qualifications in good standing under said securities or Blue Sky laws; provided, however,
                                                              --------  -------
     that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the Stock.

          (g) The Company will use its best efforts to effect the "listing" of the shares of Stock on the National Association of Securities Dealers Automated Quotation National Market System (herein called "NASDAQ NMS"). The Company will file with NASDAQ NMS all documents and notices required by NASDAQ NMS of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by NASDAQ NMS.

          (h) During a period of five years commencing with the date hereof, the Company will furnish to you copies of all periodic and special reports furnished to stockholders of the Company and of all information, documents and reports filed with the Commission.

          (i) Not later than the 45th day following the end of the fiscal quarter first commencing after the first anniversary of the effective date of the Registration Statement, the Company will make generally available to its security holders an earnings statement of the Company in accordance with Section 11(a) of the Securities Act or shall otherwise comply in full with the provisions of Rule 158 of the Commission.

          (j) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, including all reasonable costs and expenses incident to (i) the preparation, printing and filing with the Commission and the NASD of the Registration Statement, any Preliminary Prospectus and the Prospectus, and any amendments or supplements thereto, (ii) the furnishing to you of copies of any Preliminary Prospectus and of the several documents required by paragraph (c) of this Section 6 to be so furnished, (iii) the reproduction of this Agreement and related documents delivered to you, (iv) the preparation, printing and filing of all supplements and amendments to the Prospectus referred to in paragraph (d) of this Section 6, (v) the furnishing to you of the reports and information referred to in paragraph (h) of this Section 6, and (vi) the printing and issuance of stock certificates, including the transfer agent's fees.

          (k) The Company agrees to reimburse you for Blue Sky fees and related disbursements (including counsel fees and disbursements and the cost of reproducing memoranda for you) paid by or for your account or your counsel in qualifying the Stock under state securities or Blue Sky laws and in the review of the offering by the NASD.

          (l) The Company agrees that, without the prior written consent of Hambrecht & Quist Incorporated ("Hambrecht & Quist"), the Company will not, directly or indirectly, sell, offer, contract to sell, make any short sale of, pledge, grant any option to purchase or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any rights to purchase or acquire Common Stock for a period of 90 days following the commencement of the public offering of the Stock by you, other than (i) the Stock to be sold to you pursuant to this Agreement, (ii) to consultants and grantors of licensing rights and (iii) to directors, officers and employees in accordance with the Company's customary practices.

          (m) The Company is familiar with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "Investment Company Act"), and has in the past conducted its affairs, and will invest the proceeds of the transaction contemplated by this Agreement (the "Proceeds"), in such a manner as to ensure that the Company was not, and will not as a result of investment of the Proceeds be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

          (n) If the Company has elected to rely upon Rule 430A, it will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.

          7.  Indemnification and Contribution.  (a)  Subject to the provisions
              --------------------------------
of paragraph (d) of this Section 7, the Company agrees to indemnify and hold harmless each

Underwriter and each person (including each partner and officer thereof) who controls such Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, the common law or otherwise, and the Company agrees to reimburse each Underwriter and each such controlling person for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation of or inquiry into, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and documents incorporated by reference therein) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
(ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto, including documents incorporated by reference therein), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however,
                                                          --------  -------
that (1) the indemnity agreements of the Company contained in this paragraph (a) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters expressly for use in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto and (2) the indemnity agreement contained in this paragraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of the Underwriters from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Stock which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Stock a copy of the Prospectus (or the Prospectus as amended or supplemented) (in each case exclusive of the documents from which information is incorporated by reference) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) unless the failure is the result of the noncompliance by the Company with paragraph (c) of Section 6 hereof. The indemnity agreements of the Company contained in this paragraph (a) and the representations and warranties of the Company contained in Section 2 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Stock.

          (b) Subject to the provisions of paragraph (d) of this Section 7, you agree to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement on his own behalf or pursuant to a power of attorney, each of its directors and each person (including each partner or officer thereof), if any, who controls the Company or the Underwriters within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act or the common law or otherwise and to reimburse each of them for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation of or inquiry into, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of you expressly for use in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto. The indemnity agreements of the Underwriters contained in this paragraph (b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Stock representing the Preferred Shares.

          (c) Each party indemnified under the provisions of paragraph (a) or
(b) of this Section 7 agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation of or inquiry into or proceeding against it, in respect of which indemnity may be sought on account of any indemnity agreement contained in such paragraphs, it will promptly give written notice (herein called the "Notice") of such service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in such paragraph shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was prejudiced by the failure to give the Notice, but the omission so to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or other than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation of or inquiry into, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice, by giving written notice (herein called the "Notice of Defense") to the indemnified party to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified
                              --------  -------
party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then one counsel for the indemnified party or parties chosen by the indemnified party or parties with the consent of the indemnifying party, whose consent shall not be unreasonably withheld shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties and (ii) in any event, the indemnified party or parties shall be entitled to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under paragraphs (a) through (c) of this Section 7 for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding except that (A) the indemnifying party or parties shall bear the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the proviso to the preceding sentence and (B) the indemnifying party or parties shall bear such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

          (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) of this Section 7, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) of this Section 7 (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Stock received by the Company and the total underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus, bear to the aggregate public offering price of the Stock. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

          The parties agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this Section 7(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this Section 7(d). Notwithstanding the provisions of this Section 7(d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Stock purchased by the Underwriters. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          Each party entitled to contribution agrees that, upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought of any obligation it may have hereunder or otherwise (except as specifically provided in Section 7(c) hereof). No party will be liable for contribution with respect to any action or claim settled without its written consent.

          (e) No party will, without the prior written consent of the other party to this Agreement (herein called the other party), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification or any joinder may be sought hereunder (whether or not such other party or any person who controls such other party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of such other party and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

          8.  Termination.  This Agreement may be terminated by you at any time
              -----------
prior to the Closing Date by giving written notice to the Company if after the date of this Agreement trading in the Common Stock shall have been suspended, or if there shall have occurred (i) the engagement in hostilities or an escalation of major hostilities by the United States or the declaration of war or a national emergency by the United States on or after the date hereof, (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, calamity, crisis or change in economic or political conditions in the financial markets of the United States would, in the Underwriters' reasonable judgment, make the offering or delivery of the Stock impracticable,
(iii) suspension of trading in securities generally or a material adverse decline in value of securities generally on the New York Stock Exchange, the American Stock Exchange, NASDAQ or the NASDAQ National Market System, or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on any such exchange or system, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, any court, legislative body, agency or other governmental authority which in the Underwriters' reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Underwriters' reasonable opinion has a material adverse effect on the securities markets in the United States. If this Agreement shall be terminated pursuant to this Section 8, there shall be no liability of the Underwriters to the Company or of the Company to the Underwriters; provided, however, that in the event of
                                       --------  -------
any such termination the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in paragraphs (j) and (k) of Section 6 hereof.

          9.  Conditions of Underwriters' Obligations.  The obligations of the
              ---------------------------------------
Underwriters to purchase and pay for the Stock shall be subject to the performance by the Company of all of its respective obligations to be performed hereunder at or prior to the Closing Date or at any later date on which shares of Option Stock are to be purchased, as the case may be, and to the following further conditions:

          (a) The Prospectus shall have been transmitted for filing with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act. The Registration Statement shall have become effective; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings therefor shall be pending or threatened by the Commission.

          (b) The legality and sufficiency of the sale of Stock hereunder, and the validity and form of the certificates representing the Stock, all corporate proceedings and other legal matters incident to the foregoing, and the form of the Registration Statement and of the Prospectus (except as to the financial statements contained therein) shall have been approved at or prior to the Closing Date by Shearman & Sterling, counsel for the Underwriters, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this subsection.

          (c) You shall have received from Dewey Ballantine, counsel to the Company, an opinion, addressed to the Underwriters and dated the Closing Date, in the form attached hereto as Annex A, and, if shares of Option Stock are purchased at any date after the Closing Date, an additional opinion from such counsel addressed to the Underwriters and dated such later date, in the form attached hereto as Annex A.

          (d) You shall have received from Dechert Price & Rhoades, patent Counsel to the Company, an opinion, addressed to the Underwriters and dated the Closing Date, in the form attached hereto as Annex B, and, if shares of Option Stock are purchased at any date after the Closing Date, an additional opinion from such counsel addressed to the Underwriters and dated such later date, in the form attached hereto as Annex B.

          (e) You shall have received from Carol J. Gillespie, Esq., Vice President, General Counsel and Secretary of the Company, an opinion, addressed to the Underwriters and dated the Closing Date, in the form attached hereto as Annex C, and, if shares of Option Stock are purchased at any date after the Closing Date, an additional opinion from such counsel addressed to the Underwriters and dated such later date, in the form attached hereto as Annex C.

          (f) You shall be satisfied that (i) as of the Effective Date, the statements made in the Registration Statement and the Prospectus (including the documents incorporated by reference) were true and correct and neither the Registration Statement nor the Prospectus omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Prospectus which has not been set forth in such a supplement or amendment, (iii) since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, there has not been any material adverse change in the business affairs or business prospects, properties, financial condition or earnings of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and since such dates, except in the ordinary course of business, neither the Company nor any of its subsidiaries has entered into any transaction material to the Company and its subsidiaries, taken as a whole, and not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, (iv) neither the Company nor any of its subsidiaries has any contingent obligations material to the Company and its subsidiaries, taken as a whole, which are not disclosed in the Registration Statement and the Prospectus, (v) there are no pending or known threatened legal proceedings to which the Company or any of its subsidiaries is a party or of which property of the Company or its subsidiaries is the subject and which are material to the business of the Company or any of its subsidiaries, and which are not disclosed in the Registration Statement and the Prospectus, (vi) there are no franchises, contracts, leases or other documents which are required to be filed as exhibits to the Registration Statement which have not been filed as required, (vii) the representations and warranties of the Company herein are true and correct in all material respects as of the Closing Date or any later date on which shares of Option Stock are to be purchased, as the case may be, and (viii) there has not been any material change in the market for securities in general or in political, financial or economic conditions from those reasonably foreseeable as to render it impractical in your sole judgment to make a public offering of the Stock, or a material adverse change in market levels for securities in general (or those of companies in particular) or financial or economic conditions which render it inadvisable to proceed.

          (g) You shall have received on the Closing Date and on any later date on which shares of Option Stock are purchased a certificate, dated the Closing Date or such later date, as the case may be, and signed by the Chairman of the Board-Chief Executive Officer and by the Vice President-Chief Financial Officer and Treasurer of the Company stating that the respective signers of said certificates have carefully examined the Registration Statement in the form in which it originally became effective and the Prospectus contained therein and any supplements or amendments thereto, and that the statements included in clauses (i) through (vii) of paragraph (f) of this Section 9 are true and correct.

          (h) You shall have received from Coopers & Lybrand, a letter or letters, addressed to you and dated the Effective Date, the Closing Date and any later date, as the case may be, on which shares of Option Stock are purchased, confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and based upon the procedures described in their letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than five business days prior to the Effective Date, the Closing Date or such later date, as the case may be, on which shares of Option Stock are purchased (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Effective Date, the Closing Date or such later date, as the case may be, on which shares of Option Stock are purchased and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of the Original Letter or to reflect the availability of more recent financial statements, data or information. The letters shall not disclose any change, or any development involving a prospective change, in or affecting the business or properties of the Company or any of its subsidiaries which, in your sole judgment, makes it impractical or inadvisable to proceed with the public offering of the Stock or the purchase of shares of Option Stock as contemplated by the Prospectus.

          (i) You shall have been furnished evidence in the usual written or telecopied form from the appropriate authorities of the several states, or other evidence satisfactory to you, of the qualification referred to in paragraph (f) of Section 6 hereof.

          (j) The Company shall have furnished to you such further certificates and documents as you shall reasonably request (including certificates of officers of the Company) as to the accuracy of the representations and warranties of the Company, the performance of their respective obligations hereunder, and as to other conditions concurrent with and precedent to the obligations of the Underwriters hereunder.

          (k) On or prior to the Closing Date, you shall have received from all officers listed on Schedule 1 hereto stockholders agreements stating that without the prior written consent of Hambrecht & Quist, each of such holders will not, directly or indirectly, sell, offer, contract to sell, make any short sale, pledge or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any rights to purchase or acquire Common Stock for a period of 90 days following the commencement of the public offering of the Stock by the Underwriters.

          All of the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if Shearman & Sterling, counsel for the Underwriters, shall be reasonably satisfied that they comply in form and scope.

          In case any of the conditions specified in this Section 9 shall not be fulfilled, this Agreement may be terminated by you by giving notice to the Company. Any such termination shall be without liability of the Company to the Underwriters and without liability of the Underwriters to the Company; provided,
                                                                       --------
however, that (i) in the event of any such termination, the Company agrees to
- -------
indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in paragraphs (j) and (k) of
Section 6 hereof, and (ii) if this Agreement is terminated by you because of any refusal, inability or failure on the part of the Company to perform any agreement herein, to fulfill any of the conditions herein or to comply with any provision hereof other than by reason of a default by the Underwriters, the Company will reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the transactions contemplated hereby.

          10.  Conditions to the Obligations of the Company.  The obligation of
               --------------------------------------------
the Company to deliver the Stock shall be subject to the conditions that (a) the Registration Statement shall have become effective and (b) no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings therefor shall be pending or threatened by the Commission at the Closing Date.

          In case either of the conditions specified in this Section 10 shall not be fulfilled, this Agreement may be terminated by the Company by giving notice to you. Any such termination shall be without liability of the Company to the Underwriters and without liability of the Underwriters to the Company;

provided, however, that in the event of any such termination the Company agrees
- --------  -------
to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in paragraphs (j) and
(k) of Section 6 hereof.

          11.  Reimbursement of Certain Expenses.  In connection with its
               ---------------------------------
obligations under Section 7 of this Agreement, the Company hereby agrees to reimburse the Underwriters on a quarterly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in paragraph (a) of Section 7 of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 11 and the possibility that such payments might later be held to be improper; provided, however, that (i) to the extent any such payment is
                --------  -------
ultimately held to be improper, the persons receiving such payments shall promptly refund them and (ii) such persons shall provide to the Company, upon request, reasonable assurances of their ability to effect any refund, when and if due.

          12.  Persons Entitled to Benefit of Agreement.  This Agreement shall
               ----------------------------------------
inure to the benefit of the Company and the Underwriters and, with respect to the provisions of Section 7 hereof, the several parties (in addition to the Company and the Underwriters) indemnified under the provisions of said Section 7, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Stock from any of the Underwriters.

          13.  Notices.  Except as otherwise provided herein, all communications
               -------
hereunder shall be in writing, mailed or telecopied, and, if to the Underwriters, shall be mailed, telecopied or delivered to Hambrecht & Quist Incorporated, One Bush Street, 15th Floor, San Francisco, California 94104,
Attn.: William R. Timken; if to the Company, shall be mailed, telecopied or delivered to The Liposome Company, Inc., One Research Way, Princeton Forrestal Center, Princeton, New Jersey 08540, Attn.: Carol J. Gillespie, Esq. All notices given by telecopy shall be promptly confirmed by letter.

          14.  Miscellaneous.  The reimbursement, indemnification and
               -------------
contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of the Underwriters or controlling person thereof, or by or on behalf of the Company or its respective directors or officers and (c) delivery of and payment for the Stock under this Agreement; provided, however, that if
                                                   --------  -------
this Agreement is terminated prior to the Closing Date, the provisions of paragraph (l) of Section 6 hereof shall be of no further force or effect.

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          Please sign and return to the Company the enclosed copies of this letter, whereupon this letter will become a binding agreement among the Company and the Underwriters in accordance with its terms.

                                  Very truly yours,

                                  THE LIPOSOME COMPANY, INC.


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:




The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

HAMBRECHT & QUIST INCORPORATED
UBS SECURITIES INC.


By:  HAMBRECHT & QUIST INCORPORATED



By:
   ------------------------------
   Name:
   Title:

                                    ANNEX A
                                    -------



                                                            ______________, 1995



Hambrecht & Quist Incorporated
UBS Securities Inc.
c/o Hambrecht & Quist Incorporated
One Bush Street
15th Floor
San Francisco, CA  94104


                        Re:  The Liposome Company, Inc.
                             --------------------------


Ladies and Gentlemen:

         We have acted as counsel to The Liposome Company, Inc. (the "Company") in connection with the issuance by the Company of 3,000,000 shares of the Company's common stock, $.01 par value (the "Common Stock"), pursuant to the Underwriting Agreement dated _______, 1995 (the "Underwriting Agreement") among the Company and Hambrecht & Quist Incorporated and UBS Securities Inc. (the "Underwriters").

         We have also acted as counsel to the Company in connection with the preparation of the Company's Registration Statement on Form S-3, Registration No. 33-58169 filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"). All terms, unless otherwise defined herein, have the meanings assigned to them in the Underwriting Agreement.

         In arriving at the opinions expressed below, we have examined and relied upon, among other things, such certificates of public officials and responsible officers of the Company and such originals or copies, certified or otherwise identified to our satisfaction, of corporate documents and records of the Company and its subsidiaries, as we have deemed necessary or appropriate for the purposes hereof. In giving this opinion, we assume that the certificates representing the Common Stock conform to the specimens examined by us, that the Stock has been completed as to the numbers of shares and names of registered stockholders pursuant to Section 5 of the Underwriting Agreement and have been countersigned and registered by Midlantic Bank as Registrar. In giving this opinion, we are also assuming the authenticity of all instruments presented to us as originals, the conformity to the originals of all instruments presented to us as copies, the genuineness of all signatures and the competency of all individuals signing all instruments presented to us.

          On the basis of the foregoing, we are of the opinion that:

          (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority under such laws to own its properties and conduct its business as described in the Prospectus.

          (ii) The Company is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (iii) The shares of Stock have been duly authorized, and, when issued, sold and delivered against payment therefor in accordance with the terms of the Underwriting Agreement, such shares of Stock will be validly issued by the Company, fully paid and non assessable, and no holder thereof will be subject to personal liability solely by reason of being such a holder; to the best of our knowledge, such shares of Stock will not be subject to the preemptive rights of any stockholder of the Company; and all corporate action required to be taken for the authorization, issuance and sale of such shares of the Stock has been validly and sufficiently taken.

          (iv) The Common Stock conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the heading of "Description of Capital Stock".
                 ----------------------------

          (v) All of the outstanding shares of capital stock of the Company prior to the issuance of the Stock have been duly authorized and validly issued and are fully paid and non assessable; no holder thereof is or will be subject to personal liability solely by reason of being such a holder; and, to our knowledge, none of such outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any holder of any securities of the Company.

          (vi) The number of shares of authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the heading

     "Capitalization".  We express no opinion as to financial information set
      --------------
     forth under such heading.

          (vii) No approval, consent, order, authorization, designation, declaration of or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery by the Company of the Underwriting Agreement and the consummation of the transactions therein contemplated (except such of the aforementioned as have been obtained under the Securities Act and such as may be required by the National Association of Securities Dealers, Inc. or as may be necessary to qualify the Stock for public offering by the Underwriters under state securities or Blue Sky laws).

          (viii) The execution and delivery by the Company of the Underwriting Agreement, the issuance and delivery of the Common Shares by the Company, the consummation by the Company of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and the compliance by the Company with the terms of the Underwriting Agreement do not and will not conflict with any provision of the charter or bylaws of the Company or any of its subsidiaries and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Company or any of its subsidiaries under, (a) any indenture, mortgage or loan agreement, or any other agreement or instrument of which we have knowledge, to which the Company or any of its subsidiaries is a party or by which any of them may be bound or to which any of the properties of any of them may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise), (b) any existing applicable law, rule or regulation (other than the securities or Blue Sky laws of the various states, as to which we express no opinion) or
     (c) any judgment, order or decree, of which we have knowledge, of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, any of its subsidiaries or any of their properties.

          (ix) The Registration Statement has been declared effective by the Commission under the Securities Act and we have no knowledge of any stop order or that the effectiveness of the Registration Statement has been suspended or withdrawn in any manner; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b).

          (x) The Registration Statement and the Prospectus, and each amendment or supplement thereto including documents incorporated by reference therein (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which we express no opinion), as of their respective effective or issue dates, appear on their face to have been appropriately responsive in all material respects to the requirements of the Securities Act.

          (xi) The documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which we express no opinion), as of the dates they were filed with the Commission, appear on their face to have been appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder.

          (xii) Except as set forth in the Prospectus, we do not know of any action, suit or proceeding, at law or in equity, against the Company or its subsidiaries pending or threatened by a private litigant, by any federal, state or other commission, board or agency or any proceeding before any administrative agency wherein any unfavorable result or decision could materially adversely affect the business, property, financial condition, income or earnings of the Company and its subsidiaries, taken as a whole, or prevent consummation of the transactions contemplated in the Underwriting Agreement; and there are no contracts or documents, of which we have knowledge, of the Company or of its subsidiaries which would be required to be filed as exhibits to the Registration Statement by the Securities Act or by the rules and regulations thereunder which have not been filed as exhibits to the Registration Statement.

          (xiii) To our knowledge, no stop order suspending the effectiveness of such Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated under the Securities Act.

          We have acted as counsel to the Company in connection with the preparation of the Registration Statement and in the course of such representation have reviewed and discussed the information in the Registration Statement and the Prospectus with officers and employees of the Company and with the auditors and you and your counsel. Although we have not independently checked or verified any statements made in connection with such discussions and review, except as expressly specified herein, and although we assume no responsibility for the accuracy, completeness or fairness of the information set forth in the Registration Statement and Prospectus (except as otherwise stated in this letter), based upon our participation, we have no reason to believe (a) that the Registration Statement (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which we express no opinion), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) that the Prospectus, including the documents incorporated by reference therein (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which we express no opinion), at the time the Prospectus was issued or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering the foregoing opinion, we express no opinion as to laws other than the laws of the state of New York, the general corporate laws of the State of Delaware and the federal law of the United States of America (exclusive of patent law).

          This letter is furnished solely for the information of the Underwriters in connection with the offering and sale of the Stock and may not be relied upon by any other person.

                                       Very truly yours,

                                    ANNEX B
                                    -------



                                                                __________, 1995



Hambrecht & Quist Incorporated
UBS Securities Inc.
c/o Hambrecht & Quist Incorporated
One Bush Street
15th Floor
San Francisco, CA  94104


Re: The Liposome Company, Inc.
    --------------------------
    ____________ shares of Common Stock

Ladies and Gentlemen:

         We have acted as special patent counsel for The Liposome Company, Inc., a Delaware corporation, in connection with the delivery of this opinion to you pursuant to Section 9(d) of the Underwriting Agreement dated [_____________] (the "Underwriting Agreement") between the Company and you, as the Underwriters (the "Underwriters") named in Schedule I thereto.

         In connection with this opinion, we have reviewed copies of (i) the Underwriting Agreement, (ii) the information set forth under the captions "Risk Factors - Uncertainty of Protection of Patents and Proprietary Rights" and "Business - Patents and Proprietary Technology" in the Company's Registration Statement on Form S-3 (Registration No. 33-58169) filed on March 21, 19995, as amended on March 30, 1995, with the Securities and Exchange Commission (the "Registration Statement") under the Securities Act of 1933, as amended (the "1933 Act"), including as a part thereof a form of prospectus (the "Prospectus") dated [_________, 1995], and (iii) such corporate documents and records, certificates of public officials and officers and such other documents and matters of law as we have deemed necessary or appropriate for the purpose of this opinion. Our examination of the Registration Statement and the Prospectus has been limited solely to the information presented under the captions specified in the preceding sentence and we have not undertaken any review or investigation of any other information or matters set forth therein.

         In our examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all corporate records, documents, instruments and certificates submitted to us as originals and the conformity to authentic original corporate records, documents, instruments and certificates of all corporate records, documents, instruments and certificates submitted to us as certified, conformed or photostatic copies. As to matters of fact material to our opinion, we have relied upon representations of the Company in the Underwriting Agreement and the other agreements and documents referred to in clause (iii) of the previous paragraph, and upon certificates of the officers of the Company and of public officials.

         Based upon the foregoing and subject to the qualifications set forth below, we are of the opinion that the statements under the captions "Risk Factors - Uncertainty of Protection of Patents and Proprietary Rights" and "Business - Patents and Proprietary Technology" in the Prospectus insofar as such statements constitute a summary of the law or documents referred to therein accurately summarize the matters described therein.

         Our opinion is limited solely to the federal laws of the United States of America and the laws of the State of New Jersey, and we express no opinion herein concerning the laws of any other jurisdiction.

         The opinions expressed herein are solely for the benefit of you and the Underwriters and without our express prior written consent, neither our opinion nor this opinion letter may be furnished by you or the Underwriters to or relied upon by any other person or entity.

                                       Very truly yours,

                                    ANNEX C
                                    -------



                                                                __________, 1995


Hambrecht & Quist Incorporated
UBS Securities Inc.
c/o Hambrecht & Quist Incorporated
One Bush Street
15th Floor
San Francisco, CA  94104


Re: The Liposome Company, Inc.
    --------------------------
    ____________ shares of Common Stock

Ladies and Gentlemen:

         I am Vice President, General Counsel and Secretary of The Liposome Company, Inc. (the "Company"), and am delivering this opinion in connection with the issuance and sale by the Company of ______ shares of Common Stock, par value $.01 per share, pursuant to the Underwriting Agreement dated _______, 1995 (the "Underwriting Agreement") between the Company and the Underwriters named therein. This opinion is being furnished to you pursuant to Section 9(e) of the Underwriting Agreeement. All terms, unless otherwise defined herein, have the meanings assigned to them in the Underwriting Agreement.

         I have examined and am familiar with originals of the Registration Statement on Form S-3 (Registration No. 33-58169) of the Company, including the documents incorporated by reference therein, filed with the Commission on March 21, 1995 under the Securities Act and Amendment No. 1 thereto filed with the Commission on March 30, 1995. I have also examined and am familiar with originals or copies, certified or otherwise verified to my satisfaction, of such records of the Company and such other documents and other records as I have deemed necessary or appropriate as a basis for the opinions set forth below.

         Except as disclosed in the Prospectus under the captions "Risk Factors-Uncertainty of Protection of Patents and Proprietary Rights" and "Business - Patents and Proprietary Technology", I do not know of any pending or threatened legal or governmental proceeding relating to patents or proprietary know-how owned or used by the Company or others, to which the Company or any of its subsidiaries is a party or might be a party or to which any of the properties of the Company or any of its subsidiaries are subject or might be subject which, if adversely decided, would have a material effect on the business operations, financial condition, income or business prospects of the Company or any of its subsidiaries.

         Except as disclosed in the sections of the Prospectus mentioned above, I have no knowledge of any infringement or alleged infringement by the Company or any of its subsidiaries of patent rights of any holder or of any person having a proprietary interest in such patent rights, which could have a material adverse effect on the business affairs or business prospects, properties, financial condition or earnings of the Company or any of its subsidiaries.

         To my knowledge, the Company owns or possesses material licenses or other rights to use all patents, trade secrets, trademarks, service marks or other proprietary information or materials necessary to conduct the business now being or proposed to be conducted by the Company as described in the Prospectus, including the documents incorporated by reference therein.

         To my knowledge, no default exists in the performance or observance of any material provision of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus including the documents incorporated by reference therein or that is filed as an exhibit to the Registration Statement.



                                       Very truly yours,

                                   SCHEDULE 1
                                   ----------


                                    Officer
                                    -------

                               Charles A. Baker
                               Edward G. Silverman
                               Brooks Boveroux
                               David S. Gordon, M.D.